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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------


                        DATE OF REPORT: JANUARY 23, 2002



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                           0-27331              88-0348835
(STATE OR OTHER                (COMMISSION FILE NO.)      (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On January 23, 2002, FindWhat.com, a Nevada corporation (the "Company") issued a press release announcing the appointment of two new board members and an amendment to the by-laws of the Company. The press release is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (c)      EXHIBITS.

             Exhibit No.                     Description

                 3.2 Amended and Restated By-Laws of FindWhat.com, as of January 17, 2002.

                 99 Press Release, dated January 22, 2002, entitled "FindWhat.com Appoints Two New Board Members; Priceline.com CFO Joins Performance-Based Search Engine's Board, Along With FindWhat.com COO".



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       FINDWHAT.COM


Date:  January 23, 2002                         By: /s/ Phillip R. Thune
                                                    -----------------------
                                                    Chief Operating Officer and
                                                    Chief Financial Officer






                                       2
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                                  EXHIBIT INDEX

               Exhibit No.                   Description

                 3.2 Amended and Restated By-Laws of FindWhat.com, as of January 17, 2002.

                 99 Press Release, dated January 22, 2002, entitled "FindWhat.com Appoints Two New Board Members; Priceline.com CFO Joins Performance-Based Search Engine's Board, Along With FindWhat.com COO".